Income Taxes	12 Months Ended
Jan. 31, 2024
Income Taxes.
Income Taxes

Note 17 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2024	2023	2022

Canada	53,246	49,158	36,312
United States	62,346	51,268	32,338
Other countries	35,560	33,302	33,960
	151,152	133,728	102,610

Income tax expense is incurred in the following jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2024	2023	2022
Current income tax expense
Canada	16,376	9,673	1,817
United States	16,532	13,085	8,689
Other countries	8,315	5,490	4,308
	41,223	28,248	14,814
Deferred income tax expense (recovery)
Canada	(2,369)	5,059	8,381
United States	(5,060)	(1,888)	1,941
Other countries	1,451	73	(8,808)
	(5,978)	3,244	1,514
	35,245	31,492	16,328

Income tax expense for 2024, 2023 and 2022 was 23%, 24% and 16% of income before income taxes, respectively, with current income tax expense being 27%, 21% and 14% of income before income taxes, respectively.

Current income tax expense increased in 2024 compared to 2023 primarily due to a decrease in tax attributes available to shelter income in Canada and the new requirement to capitalize research and development expenses in the United States.

Current income tax expense increased in 2023 compared to 2022 primarily due to the impact of the loss restriction rules in the UK and lower tax attributes available in Canada and US to deduct against income, in 2023.

Deferred income tax expense decreased in 2024 compared to 2023 primarily due to the capitalization of research and development expenses in the United States in 2024 and the increased utilization of tax attributes in Canada in 2023.

Deferred income tax expense increased in 2023 compared to 2022 primarily due to a release in valuation allowances on tax losses carried forward in the comparative period, partially offset against a recovery of certain deferred tax attributes in the US recorded in 2023, as well as normal course changes in timing differences in Canada.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2024	2023
Assets
Accrued liabilities not currently deductible	11,736	5,506
Accumulated net operating losses	2,397	7,577
Difference between tax and accounting basis of property and equipment	9,088	7,400
Research and development expenditures and tax credits	7,680	3,339
Total deferred income tax assets	30,901	23,822
Liabilities
Difference between tax and accounting basis of intangible assets	(42,423)	(42,958)
Temporary difference on equity derivative and related party debt	(5,513)	(3,077)
Total deferred income tax liabilities	(47,936)	(46,035)
Net deferred income taxes	(17,035)	(22,213)
Valuation allowance	(1,969)	(1,704)
Net deferred income taxes, net of valuation allowance	(19,004)	(23,917)

As at January 31, 2024, we have not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $909.0 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. If we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside Canada.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

	January 31,	January 31,	January 31,
Year Ended	2024	2023	2022
Income before income taxes	151,152	133,728	102,610

Combined basic Canadian statutory rates	26.5%	26.5%	26.5%

Income tax expense based on the above rates	40,055	35,438	27,192
Increase (decrease) in income taxes resulting from:
Permanent differences	124	590	3,467
Effect of differences between Canadian and foreign tax rates	(1,293)	(1,859)	(1,855)
Effect of rate changes on current year timing differences	(48)	(219)	(1,085)
Change in estimates relating to prior periods	(2,888)	(972)	(569)
Increase (decrease) in accruals for uncertain tax positions	(117)	(1,181)	(849)
Valuation allowance	263	(155)	(9,102)
Other, including foreign exchange and tax credits	(851)	(150)	(871)
Income tax expense	35,245	31,492	16,328

We have income tax loss carry forwards which expire as follows:

		United
Expiry year	Canada	States	EMEA	Asia Pacific	Total
2025	—	—	—	167	167
2026	—	—	—	60	60
2027	—	138	—	276	414
2028	—	138	—	53	191
2029	—	138	—	154	292
Thereafter	—	843	7,793	377	9,013
	—	1,257	7,793	1,087	10,137

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31,	January 31,
	2024	2023
Liability, beginning of year	6,120	7,354
Gross increases – current period	3,946	640
Lapsing due to statutes of limitations	(3,913)	(1,874)
Liability, end of year	6,153	6,120

We have identified accruals of $6.1 million with respect to uncertain tax positions as at January 31, 2024. It is possible that these accruals for uncertain tax positions will not be required in which case up to $6.1 million of the recorded liability will decrease the effective tax rate in future years if this liability is reversed. We believe that it is reasonably possible that $0.4 million of the uncertain tax positions could decrease tax expense in the next 12 months relating primarily to tax years becoming statute barred for purposes of future tax examinations by local taxing jurisdictions.

We recognize accrued interest and penalties related to uncertain tax positions as a current tax expense. As at January 31, 2024 and January 31, 2023, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to
Audit
Tax Jurisdiction
United States Federal	2020 and prior
Canada	2018 and prior
United Kingdom	2020 and prior
Sweden	2021 and prior
Norway	2017 and prior
Netherlands	2018 and prior
Belgium	2021 and prior
Germany	2018 and prior
Switzerland	2019 and prior
Brazil	2019 and prior